UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2024

TORRID HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40571	84-3517567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18501 East San Jose Avenue
City of Industry, California 91748
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (626) 667-1002

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	CURV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 4, 2024, the employment of Ms. Elizabeth Muñoz-Guzman, the Executive Vice President and Chief Creative Officer of Torrid Holdings Inc. (the “Company”), was terminated, effective as of October 4, 2024 (the “Effective Date”). In connection with such termination, Ms. Muñoz-Guzman entered into a Separation Agreement (the “Agreement”) with the Company on the Effective Date.
The Agreement provides that, subject to Ms. Muñoz-Guzman not revoking the Agreement within a seven-day period, Ms. Muñoz-Guzman will become entitled to the following separation benefits: (i) a cash payment equal to $1,400,000, payable in equal installments over the 12 month period starting on October 25, 2024 (such date, the “Payment Date”); (ii) a cash payment equal to $3,600,000, payable in a lump sum on the Payment Date; and (iii) COBRA benefits through the earliest of (x) 12 months following the Effective Date, (y) the date on which Ms. Muñoz-Guzman is no longer eligible for COBRA continuation coverage, and (z) the date on which she is eligible for coverage through another employer.
The Agreement includes a customary release of claims by Ms. Muñoz-Guzman in favor of the Company, Sycamore Partners Torrid, L.L.C. and each of their respective affiliates and subsidiaries, as well as other customary restrictive covenants.
The foregoing is a summary description of certain terms of the Agreement and, by its nature, is incomplete. It is qualified in its entirety by the full text of the Agreement, a copy of which will be filed with the Company’s Form 10-Q for the quarter ending November 2, 2024.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
TORRID HOLDINGS INC.
By:    /s/ Bridgett C. Zeterberg
Name:    Bridgett C. Zeterberg
Title:    Chief Human Resources Officer, Chief Legal Officer and Corporate Secretary
Date: October 4, 2024